Exhibit 99.1

Boise Inc. Post-Merger Investor Update February 29, 2008

February 29, 2008 | Page 2 Forward-Looking Statements This presentation includes statements about our expectations of future operational and financial performance. These are forward-looking statements, and they are subject to a number of risks and uncertainties that could cause our actual results to differ materially from those we have projected here. Those risks and uncertainties include the following: The prices of and demand for many of our products are subject to wide fluctuations depending on general economic conditions and changes in manufacturing capacity. Commodity prices, the strength of the U.S. dollar, changes in our costs structure (including the cost of fiber and energy) and other economic conditions, many beyond our control, affect our financial performance. Our ability to successfully implement major capital improvements, such as our label and release project in Wallula and shoe press project in DeRidder, also affect our performance and ability to compete. For further information about the risks that could cause our actual results to differ from those we project here, please refer to our SEC filings, including our report on Form 10-K for the year ended December 31, 2007, and our current reports on Form 8-K, which we filed on February 28, 2008. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to revise them in the light of new information. Finally, we undertake no obligation to review or confirm analyst expectations or estimates that might be derived from this presentation. This presentation includes references to EBITDA and net debt, which are non-GAAP financial measures within the meaning of the Securities and Exchange Commission's Regulation G. A reconciliation of EBITDA segment income and total debt to net debt are included as an appendix and are posted on the company's website at www.BoiseInc.com.

February 29, 2008 | Page 3 Transaction Overview 5 integrated pulp and paper mills 6 packaging plants Assets Purchased Boise, Idaho 4,600 employees Headquarters / Employees BZ / NYSE Ticker / Listing Boise Inc. Corporate Name $1.6B base consideration • $1.3B cash • $346MM equity issued to Boise Cascade, LLC (49% of Boise Inc.) • $41MM Boise Cascade, LLC PIK Note Consideration Aldabra 2 purchased packaging and paper assets from Boise Cascade, LLC Transaction closed on February 22, 2008 Changed name to Boise Inc. and emerged as a public packaging and paper company Structure

February 29, 2008 | Page 4 Strategy Convert newsprint capacity to packaging grades Develop presence in flexible packaging Grow label and release Maintain high operating rate Leverage employee involvement Lower energy use Maximize $103MM recent capital investment Shift Capacity to Packaging- Driven Grades Increase Productivity Capitalize on Industry Consolidation Bolt-on acquisitions

February 29, 2008 | Page 5 2007 Strategic Progress W3 label and release qualified Supply chain integration with OfficeMax DeRidder shoe press on track Newsprint conversion options identified Wallula boiler upgrade

February 29, 2008 | Page 6 Key Market Price Trends Newsprint Packaging Uncoated Free Sheet 2007 vs. 2006 4Q ‘07 vs. 3Q ‘07 4Q ‘07 vs. 4Q ‘06

February 29, 2008 | Page 7 Key Cost Trends Chemicals Energy Fiber 2007 vs. 2006 4Q ‘07 vs. 3Q ‘07 4Q ‘07 vs. 4Q ‘06

February 29, 2008 | Page 8 Financial Highlights +10% $ millions quarterly Pro Forma Stand-Alone EBITDA1 year to year 1 Reconciliation of non-GAAP measures to GAAP is provided as an appendix $252 $230 - 50 100 150 200 250 300 2006 2007 $73 $69 $69 - 10 20 30 40 50 60 70 80 Q4 ‘06 Q3 ‘07 Q4 ‘07

February 29, 2008 | Page 9 Financial Highlights +41% -19% Paper Packaging $ millions Segment EBITDA1 1 Reconciliation of non-GAAP measures to GAAP is provided as an appendix $78 $96 - 20 40 60 80 100 120 140 160 180 200 2006 2007 $178 $126 - 20 40 60 80 100 120 140 160 180 200 2006 2007

February 29, 2008 | Page 10 Financial Highlights 2006 vs. 2007 Pro Forma Stand-Alone EBITDA1 $ millions 1 Reconciliation of non-GAAP measures to GAAP is provided as an appendix $252 $(12) $(13) $7 $(44) $7 $79 $230 0 50 100 150 200 250 300 350 2006 EBITDA Price Volume Fiber Energy Chemicals Other 2007 EBITDA

February 29, 2008 | Page 11 Financial Highlights Q3 ’07 vs. Q4 ’07 Pro Forma Stand-Alone EBITDA1 $ millions 1 Reconciliation of non-GAAP measures to GAAP is provided as an appendix $72 $5 $(1) $(5) $(7) $(3) $8 $69 0 10 20 30 40 50 60 70 80 90 2007 Q3 EBITDA Price Volume Fiber Energy Chemicals Other 2007 Q4 EBITDA

February 29, 2008 | Page 12 Uncoated Free Sheet Pricing $ / Ton Mill NSP 600 650 700 750 800 850 900 950 1,000 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Q4 ‘07 Commodity Premium and Specialty

February 29, 2008 | Page 13 Packaging & Newsprint Pricing $ / Ton Mill NSP $ / MSF 300 350 400 450 500 550 600 Q1 ‘06 Q2 ‘06 Q3 ‘06 Q4 ‘06 Q1 ‘07 Q2 ‘07 Q3 ‘07 Q4 ‘07 30 35 40 45 50 55 60 Linerboard Newsprint Corrugated Products

February 29, 2008 | Page 14 Opening Leverage Component (millions) Cash (38) $ Drawn Revolver ($250MM committed) 80 1st Lien Term Loan A 250 1st Lien Term Loan B 475 2nd Lien Term Loan 261 BPH Net Debt 1,028 Boise Cascade PIK Notes 41 Boise Inc. Net Debt 1,069 $ 2007 Pro Forma Stand Alone EBITDA 252 $ Boise Inc. Net Debt / 2007 Pro Forma Stand Alone EBITDA 4.2x

February 29, 2008 | Page 15 Outlook Revenue UFS Costs Investment • Price increases announced • Containerboard price increase announced • Price increases announced • Residual chip supply tight in Northwest • Chemical and energy prices increasing • DeRidder shoe press project underway Packaging Newsprint

February 29, 2008 Boise Inc. Post-Merger Investor Update

February 29, 2008 | Page 17 Appendix: Annual Segment Highlights Sales ($ millions) 2007 2006 Paper 1,596 $ 1,495 $ Packaging 783 767 Corporate 59 61 Intersegment Eliminations (106) (101) Total 2,333 $ 2,222 $ EBITDA ($ millions) Paper 178 126 Packaging 78 96 Corporate (10) (12) Total 246 $ 210 $ Incremental Stand-Alone Corporate (7) $ (6) Stand Alone EBITDA 240 $ 204 $ Asset Sales / Closures (2) 4 Out of the Money Gas Hedge 9 19 Wallula Start-Up 4 - Other 2 3 Pro Forma Stand-Alone EBITDA 252 $ 230 $

February 29, 2008 | Page 18 Appendix: Annual EBITDA Reconciliation Reconciliation of non-GAAP financial measures. The following table reconciles net income to EBITDA and to Pro Forma Stand Alone EBITDA for the years ended December 31, 2007, and December 31, 2006. ($ Millions) 2007 2006 Net Income 160 $ 93 $ Interest Income (1) (1) Income Tax Provision 3 1 Depreciation, Amortization, and Depletion 85 116 EBITDA 246 $ 210 $ Incremental Stand-Alone Corporate (7) (6) Stand Alone EBITDA 239 $ 204 $ Asset Sales / Closures (2) 4 Out of the Money Gas Hedge 9 19 Wallula Start-Up 4 - Other 2 3 Pro Forma Stand-Alone EBITDA 252 $ 230 $

February 29, 2008 | Page 19 Appendix: Quarterly Segment Highlights Sales ($ millions) Q4 ‘07 Q3 ‘07 Q4 ‘06 Paper 398 $ 402 $ 369 $ Packaging 203 193 190 Intersegment Eliminations and Other (13) (11) (12) Total 588 $ 584 $ 547 $ EBITDA ($ millions) Paper 52 $ 62 $ 33 $ Packaging 26 15 28 Corporate (7) (2) (3) Total EBITDA 71 $ 74 $ 58 $

February 29, 2008 | Page 20 Appendix: Quarterly EBITDA Reconciliation Reconciliation of non-GAAP financial measures. The following table reconciles net income to EBITDA and Pro Forma Stand Alone EBITDA for the three months ended December 31, 2007, and December 31, 2006. ($ Millions) Q4 ‘07 Q3 ‘07 Q4 ‘06 Net income 71 $ 50 $ 28 $ Income Tax Provision - 1 - Depreciation, Amortization, and Depletion - 23 31 EBITDA 71 $ 74 $ 58 $ Incremental Stand-Alone Corporate 2 (2) (2) Stand Alone EBITDA 73 $ 73 $ 56 $ Asset Sales / Closures (4) - 4 Out of the Money Gas Hedge - - 8 Other - - 1 Pro Forma Stand-Alone EBITDA 69 $ 73 $ 69 $

February 29, 2008 | Page 21 Appendix: Summary Debt Terms Maximum Capital Expenditures Maximum Total Leverage Maximum Total Leverage Minimum Interest Coverage Maximum Capital Expenditures Financial Covenants L + 700 bps Libor Floor: 5.5% L + 350bps Libor Floor: 4.0% L + 325bps Interest Rate 7 Years 6 Years 5 Years Maturity $261MM $475MM Revolver: $250MM Term Loan: $250MM Total: $500MM Facility Size Second Lien Term Loan First Lien Term Loan B First Lien Term Loan A